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                                                                    Exhibit 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

   We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 28, 2000, in Amendment No. 2 to the Registration Statement (Form S-1, No. 333-45132) and related Prospectus of Vyyo Inc.

                                          /s/ Ernst & Young LLP

San Jose, California

September 12, 2000